UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
October 15, 2010
Revlon Consumer Products Corporation
(Exact name of Registrant as specified in its Charter)

Delaware	33-59650	13-3662953
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
237 Park Avenue New York, New York	10017
(Address of principal executive offices)	(Zip code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04.  Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

As previously disclosed in a Current Report on Form 8-K, filed with the Securities and Exchange Commission on August 24, 2010 (the "Prior 8-K Report"), Revlon Consumer Products Corporation ("RCPC"), a wholly-owned subsidiary of Revlon, Inc. ("Revlon;" together with RCPC, the "Company"), is transitioning the record keeper of the Revlon Employees' Savings, Investment and Profit Sharing Plan, RCPC's qualified defined contribution 401(k) plan (the "Plan"), in the ordinary course of business.  Also as disclosed in the Prior 8-K Report, in connection with the transitioning of Plan accounts, as is standard administrative procedure, a blackout on account activity was imposed, including investments into or out of the plan investment fund option which holds Revlon, Inc. Class A common stock, par value $0.01 per share.

The purpose of this Current Report is to announce that the Company has extended the previously announced temporary blackout period from sometime during the week of October 10, 2010 (which was disclosed in the Prior 8-K Report) to sometime during the week of October 17, 2010 in order to allow the Plan record keeper to complete the transition.  Again, during the temporary blackout period, as extended, Plan participants will not have access to their account information and will not be able to transfer, change or diversify their current investments under the Plan.  Participants will be notified when the temporary blackout period has been lifted.

In connection with the foregoing, the Company has sent a notice to its executive officers and directors, pursuant to applicable laws, informing them that, among other things, during the blackout period as extended, they remain prohibited from, directly or indirectly, purchasing, selling or otherwise acquiring or transferring equity securities of Revlon acquired in connection with their service or employment as a director or executive officer.

During the blackout period and for a period of two years after the ending date thereof, a Revlon security holder or other interested person may obtain, without charge, information regarding the blackout period, including the actual beginning and ending dates of the blackout period, by contacting the office of the Executive Vice President, Human Resources, Chief Legal Officer and General Counsel of Revlon, Inc. at 237 Park Avenue, New York, New York 10017; telephone 212-527-5695.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION

	By:	/s/ Robert K. Kretzman
Robert K. Kretzman
Executive Vice President, Human
Resources, Chief Legal Officer and
General Counsel

Date: October 15, 2010

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